UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549
_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): September 10, 2004 (September 8, 2004)

Bakers Footwear Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Missouri (State or Other Jurisdiction of Incorporation)	000-50563 (Commission File Number)	43-0577980 (I.R.S. Employer Identification Number)

2815 Scott Avenue St. Louis, Missouri (Address of Principal Executive Offices)	63103 (Zip Code)

Registrant’s telephone number, including area code:
(314) 621-0699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement and Item 1.02 Termination of a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Fifth Amendment to Amended & Restated Loan and Security Agreement
Termination of Guaranty

Item 1.01 Entry into a Material Definitive Agreement and Item 1.02 Termination of a Material Definitive Agreement.

On September 8, 2004, the Fifth Amendment to Amended and Restated Loan and Security Agreement (the “Amendment”) between Fleet Retail Group, Inc. (f/k/a Fleet Retail Finance Inc.) (“Fleet”) and Bakers Footwear Group, Inc. (the “Company”) was entered into and became binding on the Company. The Amendment amends the Company’s $25.0 million secured revolving credit facility with Fleet.

Among other things, the Amendment reduces (1) the margin on the Company’s base rate loans from 0.75% per annum to 0% per annum, (2) the margin on the Company’s LIBOR loans from 3.00% per annum to 1.75% per annum and (3) the monthly facility fee paid by the Company to Fleet from $3,000 to $2,000. In addition, the Amendment eliminates the financial covenant relating to capital expenditures and extends the maturity date of the credit facility to August 31, 2008. As part of the Amendment, the Company, Fleet and Peter Edison, our Chairman of the Board and Chief Executive Officer, entered into a Termination of Guaranty in which Fleet released Mr. Edison’s $500,000 limited guaranty of collection under the facility. As part of the Amendment, the Company agreed to pay a fee to Fleet of $62,500.

The Amendment was executed by the Company on September 1, 2004 and by Fleet on September 8, 2004, and is effective as of September 1, 2004. A copy of the Amendment is filed herewith as Exhibit 10.17.10. A copy of the Termination of Guaranty is filed herewith as Exhibit 10.17.11.

Andrew N. Baur, one of our directors, is a director and stockholder of Marshall & Ilsley Corporation and Chairman of Southwest Bank of St. Louis, a subsidiary of Marshall & Ilsley. Southwest Bank is a ten percent participant in our credit facility with Fleet.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number	Description of Exhibits
10.17.10	Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of September 1, 2004 by and between Fleet Retail Group, Inc. (f/k/a Fleet Retail Finance Inc.) and the Company

10.17.11	Termination of Guaranty between Peter A. Edison and Fleet Retail Group, Inc. (f/k/a Fleet Retail Finance Inc.)

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC. (Registrant)
Date: September 10, 2004	By:	/s/ Peter A. Edison
Peter A. Edison
Chairman of the Board and Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibits
10.17.10	Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of September 1, 2004 by and between Fleet Retail Group, Inc. (f/k/a Fleet Retail Finance Inc.) and the Company

10.17.11	Termination of Guaranty between Peter A. Edison and Fleet Retail Group, Inc. (f/k/a Fleet Retail Finance Inc.)

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